                                                                 EXHIBIT 10.1(b)



                               SECOND AMENDMENT TO
                   SALES, MARKETING AND DISTRIBUTION AGREEMENT


         THIS SECOND AMENDMENT TO SALES, MARKETING AND DISTRIBUTION AGREEMENT (the "Second Amendment") is made and entered into as of January 1, 2002 (the "Effective Date"), by and between GENOMIC SOLUTIONS INC., a Delaware corporation ("GSI") and PERKINELMER LIFE SCIENCES, INC., a Delaware corporation and its Affiliates ("PKI"). "Affiliates" of PKI shall mean any person, corporation or other business entity controlled, controlled by or under common control with PKI, with "control" meaning a fifty percent (50%) or greater ownership interest.

The following facts underlie this Agreement:

         Pursuant to a certain Sales, Marketing and Distribution Agreement dated December 14, 1999 (the "Original Agreement"), as amended by a First Amendment to Sales, Marketing and Distribution Agreement dated April 18, 2001 (the "First Amendment"), Genomic Solutions Inc. appointed PerkinElmer, Inc. as its representative to promote, market and distribute its products. The parties desire to further amend the Original Agreement and the First Amendment, pursuant to the terms and conditions of this Second Amendment.

         NOW THEREFORE, for and in consideration of the mutual covenants and undertakings set forth herein, the parties hereby further amend the Original Agreement and the First Amendment as follows:

1. DEFINITIONS. All capitalized terms defined in the Original Agreement, as amended by the First Amendment, shall have the meanings set forth in such agreements. In addition, the Original Agreement and First Amendment are further amended to add the following new defined term:

                  "INVESTIGATOR PRODUCTS" means GSI's Investigator(TM) 2D gel hardware (consisting of gel rigs, casting rigs, power supplies and chillers) and related consumables, including Duracryl(R).

2. GSI DISTRIBUTOR APPOINTMENTS. Exhibit A of the First Amendment is superceded and replaced in its entirety by Exhibit A, attached hereto. Exhibit B-1 of the First Amendment is deleted in its entirety. In addition, Section 3(a) -- 3(d) of the Original Agreement and Sections 3(b) and 3(c) of the First Amendment are superceded and replaced in their entirety as follows:

         (a) Non-Exclusive Rights and Responsibilities of PKI. Effective as of the date of this Agreement, PKI shall have the non-exclusive right and responsibility to engage in sales, marketing, distribution and field service activities:

                  (i) with respect to GSI Products (other than those covered by (ii) and (iii) below), in any market or geographical area other than Core Markets, provided, that PKI shall have the right to distribute products of GSI's Cartesian Technologies subsidiary outside of Core Markets as provided in Exhibit B attached;

                  (ii) with respect to GeneMAP DNA Microarrays, Investigator Products, and the HybStation currently marketed by GSI in any market or geographical area of the world; and

                  (iii) with respect to the G3Library Management System currently marketed by GSI, in any market or geographical area of the world other than Japan.

3.       ADDITIONAL AMENDMENTS

         (a) The first sentence of Section 5(e) of the First Amendment is amended to delete the words "and Proteomic Services".

         (b) Section 6(a) of the First Amendment is amended and superceded in its entirety to read as follows:

                           PKI shall have the non-exclusive right and responsibility to engage in sales, marketing, distribution and field service activities with respect to GeneMAP DNA Microarrays throughout the world. PKI shall be permitted to purchase GeneMAP DNA Microarrays in bulk, with minimum purchases of ten arrays for each array type, and to repackage or sell such bulk purchased arrays on a private label basis under such name as PKI shall elect, provided, that PKI shall be responsible for providing all support for such repackaged or private labeled arrays.

         (c) Section 6(b) of the Original Agreement and Section 7 of the First Amendment are deleted in their entirety.

         (d) Section 8(b) of the First Amendment is amended to delete the fourth and fifth sentences and to add the following:

                           All orders shall be bona fide, non-cancelable and properly addressed, except that PKI reserves the right to cancel in writing any purchase order not shipped by GSI within 60 days of order receipt. GSI may ship product upon receipt of any order to the designated address, provided, that up to 10% of PKI's purchase orders may specify a ship date within the same fiscal quarter as the purchase order date and GSI shall ship the product on such designated ship date.

4. EFFECT OF AMENDMENT. Except as provided in this Second Amendment, all other terms of the Original Agreement and First Amendment shall remain in full force and effect without modification.



                         [signatures on following page]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Second Amendment to Sales, Marketing and Distribution Agreement as of the date and year first above written.

                               GENOMIC SOLUTIONS INC.

                               By:      /s/ Jeffrey S. Williams
                                        --------------------------------------

                               Its:     President and Chief Executive Officer

                               PERKINELMER LIFE SCIENCES, INC.

                               By:      Petri Myllyneva
                                        --------------------------------------

                               Its:     Senior Vice President
                                        --------------------------------------

                                    EXHIBIT A


-----------------------------------------------------------------
                                                     2002 PRICES
GSNL PRODUCT                                         PKI TRANSFER
-----------------------------------------------------------------
 G3 Picking                                           $      ***
 G3 32 pin                                            $      ***
 G3 48 Pin                                            $      ***
 G3 Librarian                                         $      ***
 Hybridization Station                                $      ***
 UC-4                                                 $      ***
 GeneTAC LS-IV  2c                                    $      ***
 GeneTAC LS-IV 4c                                     $      ***
 Integtrator s/w                                      $      ***
 4-day Biochip Training Course                        $      ***
 2-day Biochip Training Course

   Investigator 2-D                                   $      ***
   ProPic*                                            $      ***
   ProGest                                            $      ***
   ProMS                                              $      ***
   ProPrep - four plate                               $      ***
   Protein Warehouse                                  $      ***
 3-day Proteomics Training Course                     $      ***
 1-day Proteomics Training Course                     $      ***

Genemap Microarrays: ***% discount off U.S. list price

All other reagents and consumables: ***% discount off list price

All other GSI products not detailed above (e.g., upgrade kits, etc.) shall remain at the current 2001 prices.


***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested for the omitted portion.






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
                                    EXHIBIT B



The following is a list of countries where Genomic Solutions subsidiary, Cartesian Technologies, Inc., has current exclusive distribution relationships. Any extension or renewal of such relationships will be subject to PerkinElmer's right to engage in distribution of Cartesian products in such countries on a non-exclusive basis. In addition, in the event that Genomic Solutions terminates any distributors in such countries prior to expiration of existing agreements for non-performance, PerkinElmer shall be permitted to distribute Cartesian products in such countries on a non-exclusive basis.

DISTRIBUTOR COUNTRY                                  TERMINATION DATE
-------------------                                  ----------------

Singapore                                            9/29/02

Malaysia                                             9/29/02

Thailand                                             10/10/02

China                                                12/31/03*

Taiwan                                               12/31/03*

Korea                                                12/31/03*

Denmark                                              12/31/02

Sweden                                               12/31/02

Finland                                              12/31/02

Norway                                               12/31/02

Netherlands                                          12/31/02

Belgium                                              12/31/02

Germany                                              12/31/02

*Termination dates agreed to based on recent negotiations with documentation in process



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